                                                                   Exhibit 10(i)

                             THE BANK OF EAST RIDGE

                            SURVIVOR INCOME AGREEMENT

         THIS AGREEMENT is made this 20th day of April, 1993 by and between The Bank of East Ridge (the "Company") and Daniel O. Crye (the "Executive").

                                  INTRODUCTION

         To encourage the Executive to remain an employee of the Company, the Company is willing to provide benefits to the Executive's beneficiary if the Executive dies prior to terminating employment. The Company will pay the benefits from its general assets, but only so long as one of its general assets is a life insurance policy on the Executive's life.

                                    AGREEMENT

The Executive and the Company agree as follows:

                                    Article 1
                             Entitlement to Benefit

         1.1 Pre-Termination Survivor Income Benefit. If the Executive dies before otherwise terminating employment with the Company, and if the Company owns a life insurance policy on the Executive's life at the time of such death, the Company shall pay to the Executive's designated beneficiary the survivor income benefit described in Article 2.

         1.2 Disability Continuation. If the Executive terminates employment due to disability and then dies before recovering from such disability, the Company shall pay to the Executive's designated beneficiary the survivor income benefit described in Article 2. Whether the Executive is disabled or has recovered from a disability shall be determined by the Company in its sole discretion.

         1.3 Suicide. No benefits shall be payable if the Executive commits suicide within two years after the date of this Agreement.

                                    Article 2
                             Survivor Income Benefit

         2.1 Amount of Benefits. The survivor income benefit shall be $160,000.00.

         2.2 Form of Benefits. The survivor income benefit shall be paid to the Executive's beneficiary in 120 equal monthly installments payable on the first day of each month commencing with the first day of the month following the Executive's death.

                                    Article 3
                                  Beneficiaries

         3.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing a written designation with the Company. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and accepted by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's surviving spouse, if any, and if none, to the Executive's surviving children and the decedents of any deceased child by right of representation, and if no children or decedents survive, to the Executive's estate.

         3.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    Article 4
                          Claims and Review Procedures

          4.1 Claims Procedure. The Company shall notify the Executive's beneficiary in writing, within ninety (90) days of his or her written application for benefits of his or her eligibility or noneligibility for benefits under the Agreement. If the Company determines that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

         4.2 Review Procedure. If the beneficiary is determined by the Company not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by the company by filing a petition for review with the Company within sixty (60) days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the beneficiary believes entitle him or her to benefits or to greater or different benefits. Within sixty (60) days after receipt by the Company of the petition, the Company shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to the Company orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent documents. The Company shall notify the beneficiary of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of the Company, but notice of this deferral shall be given to the beneficiary.

                                    Article 5
                           Conversion to Split Dollar

         If the Executive voluntarily terminates employment after age 65, the Executive may elect to enter into the Split Dollar Insurance Agreement attached as the Addendum to this Agreement.

                                    Article 6
                           Amendments and Termination

         The Company may amend or terminate this Agreement at any time prior to the Executive's death by written notice to the Executive.

                                    Article 7
                                  Miscellaneous

         7.1 Exclusive Agreement/Binding Effect. This Agreement is the entire agreement between the Company and the Executive, written or oral, related to the Company's obligation to pay any survivor income benefits to the Executive's beneficiaries or survivors. This Agreement supersedes all prior agreements, understandings and negotiations. This Agreement shall bind the Executive and the Company, and their beneficiaries, survivors, executors, administrators and transferees.

         7.2 No Guaranty of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

         7.3 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

         7.4 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of {STATE], except to the extent preempted by the laws of the Untied States of America.

         7.5 Unfunded Plan. The beneficiary is a general unsecured creditor of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The beneficiary's rights to such benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the company to which the Executive and designated beneficiary have no preferred or secured claim.

         IN WITNESS WHEREOF, the Executive and a duly authorized Company officer have signed this Agreement.

EXECUTIVE:                                     COMPANY:
                                               THE BANK OF EAST RIDGE


 /s/ Daniel Crye                               By: /s/ James Renegar
-----------------------                        ------------------------------
DANIEL O. CRYE                                 Title: President

                                   ADDENDUM TO
                             THE BANK OF EAST RIDGE

                            SURVIVOR INCOME AGREEMENT
                    ELECTIVE SPLIT DOLLAR INSURANCE AGREEMENT

         THIS AGREEMENT is made this 20th day of April, 1993 by and between The Bank of East Ridge (the "Company") and Daniel O. Crye (the "Executive").

         Under the terms of the Survivor Income Benefit Agreement, the Executive and the Company desire to divide the death proceeds of a life insurance policy on the Executive's life.


                                    AGREEMENT

         The Executive and the Company agree as follows:

                                    Article 1

         The following terms shall have the meanings specified:

         1.1 "Insurer" means The Mutual Group Life Insurance Company.

         1.2 "Policy" means insurance policy number 534348 issued by the Insurer.

                                    Article 2
                           Policy Ownership/Interests

         2.1 Executive's Interest. The Executive shall have the right to designate the beneficiary of the death proceeds of the Policy in an amount equal to the lesser of (i) $160,000.00, or (ii) the excess of the total death proceeds over the cash surrender value of the Policy on the day before the Executive's death. The Executive shall also have the right to elect and change settlement options that may be permitted for such beneficiaries.

                                    Article 3
                                    Premiums

         The Executive shall annually pay premiums equal to the current team rate for the Executive's age multiplied by the aggregate death benefit payable to the beneficiaries designated by the Executive. The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority. The Company shall then pay the balance of any premiums due.

                                    Article 4
                                     Insurer

         The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits and demands of all persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Agreement.

                                    Article 5
                                Claims Procedure

         5.1 Claims Procedure. The Company shall notify the Executive's beneficiary in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Company determines that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

         5.2 Review Procedure. If the beneficiary is determined by the Company not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within sixty (60) days after receipt of the notice issued by the Company. Said petition shall share the specific reasons which the beneficiary believes entitles him or her to benefits or to greater or different benefits. Within sixty (60) days after receipt by the Company of the petition, the Company shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to the Company orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent documents. The Company shall notify the beneficiary of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of the Company, but notice of this deferral shall be given to the beneficiary.

                                    Article 6
                           Amendments and Termination

         The Company may amend or terminate this Agreement at any time prior to the Executive's death by written notice to the Executive.

                                    Article 7
                                  Miscellaneous

         7.1 Binding Effect. This Agreement shall bind the Executive and the Company, their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

         7.2 No Guaranty of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

         7.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of [STATE], except to the extent preempted by the laws of the United States of America.

         IN WITNESS WHEREOF, the Executive and a duly authorized Company officer have signed this Agreement.

EXECUTIVE:                                     COMPANY:
                                               THE BANK OF EAST RIDGE

 /s/ Daniel Crye                                 By: /s/ James Renegar
-------------------------                        ------------------------------
DANIEL O. CRYE                                   Title: President

                             THE BANK OF EAST RIDGE
                            SURVIVOR INCOME AGREEMENT

                             BENEFICIARY DESIGNATION

         I designate the following as beneficiary of benefits under the Survivor Income Agreement:

Primary:________________________________________________________________________

Contingent:_____________________________________________________________________

NOTE: TO NAME A TRUST AS BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE AND THE EXACT DATE OF THE TRUST AGREEMENT.

         I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary, in the event of the dissolution of our marriage.


Signature:______________________

Date____________________________

         Accepted by the Company this _____ day of ____________, 199___.

By:_____________________________

Title:__________________________